SUMMARY PROSPECTUS | October 2, 2026

Cantor Select Portfolios Trust

Fund	Institutional Class Ticker	Class A Ticker
Cantor Fitzgerald Equity Dividend Plus Fund	FBPEX	FBPGX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at https://equitydividendplusfund.cantorassetmanagement.com. You can also get this information at no cost by calling 1-833-764-2266. The current Prospectus and SAI, dated October 2, 2026, are incorporated by reference into this Summary Prospectus.

Cantor Fitzgerald Equity Dividend Plus Fund

SUMMARY

INVESTMENT OBJECTIVE

The Cantor Fitzgerald Equity Dividend Plus Fund (the “Fund”) primarily seeks to provide above-average and growing income, and, secondarily, seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Reduce Your Sales Charge on page 74 and in the sections of the Fund’s Statement of Additional Information entitled Purchasing Shares on page 77.

Shareholder Fees
(fees paid directly from your investment)
	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	None
Redemption Fee (as a % of amount redeemed)	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Institutional Class
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	none
Other Expenses	0.51%	0.51%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	1.43%	1.18%
Less Fee Waiver and/or Expense Limitation[1]	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.26%	1.01%
1.	The Fund’s investment advisor, Cantor Fitzgerald Investment Advisors, L.P. (the “Advisor”), has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Advisor has agreed to waive or reduce its management fees and to assume other expenses of a Fund in an amount that limits the Total Annual Operating Expenses of the Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor) but inclusive of organizational costs and offering costs) to not more than 1.24% and 0.99%, of the Fund’s
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average daily net assets for Class A shares and Institutional Class shares, respectively, until January 31, 2028. The Advisor may recoup investment advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$696	$969	$1,280	$2,161
Institutional Class	$103	$340	$615	$1,401

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing in a diversified portfolio comprised primarily of above-average dividend- yielding, undervalued equity securities with capital appreciation and dividend growth potential. Above-average dividend yield means the dividend yield is 25% greater than the market as measured by the S&P 500 Index at the time of initial purchase. In identifying companies with dividend growth potential, the Advisor focuses on finding companies with secure and growing dividends. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities of companies that have announced dividend paying programs at the time such companies’ equity securities are purchased. The Fund’s equity securities primarily include common stocks, but may also include covered call options. The Fund seeks to make quarterly distributions of dividends and income to shareholders.

The Advisor seeks to acquire equity securities of companies which, in its judgment, possess attractive valuation characteristics, the capability for above-average dividend yield and the potential to increase dividends over time. The Fund invests in a variety of major market sectors in an attempt to control risk through diversification. The Fund also seeks to enhance, or generate, additional portfolio income by selectively writing, or selling, covered call options on a target range of between 15-30% of the Fund’s net assets. The Fund writes options only for income generation and hedging purposes and not for speculation. The aggregate value of the equity securities on which the options are written will normally not exceed 30% of the Fund’s net assets, but may increase to 50% of net assets when, in the Advisor’s opinion, such investments would be advantageous to the Fund.

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While portfolio securities are generally acquired for the long-term, the Fund may sell holdings when the dividend yield falls below the Advisor’s yield objective, or the dividend outlook deteriorates such as when the fundamentals of a company’s business (i.e., earnings, cash flows or debt levels) have worsened). The Advisor may also sell holdings if the anticipated price appreciation has been achieved or if the fundamentals of the company’s business, general market conditions have changed, in the Advisor’s opinion, enough that they are no longer attractive, or when the Advisor’s selection process described above identifies alternative investments that it believes offer more attractive dividend yield and/or price appreciation.

Equity Securities. The Fund will invest primarily in companies with market capitalizations of $1.5 billion or more.

Covered Call Options. When the Advisor believes that individual equity securities held by the Fund are approaching the top of the Advisor’s growth and price expectations, covered call options may be written (sold) against such securities and the Fund will receive a cash premium in return. The Advisor’s growth and price expectations for the equity securities held by the Fund are based on the Advisor’s analysis of factors such as revenue growth, profit margin potential, profitability, financial flexibility, free cash flow, competitive position, and management track record for each security. The Fund writes options only for income generation and hedging purposes and not for speculation.

Distributions. The Fund’s distribution policy is to make quarterly distributions to shareholders. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as a return of capital. Return of capital distributions are taken from the amount invested in the Fund by a shareholder, not from the Fund’s performance. All or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per shares (“NAV”), trading price, yield, total return, and ability to meet its investment objectives. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Generally, the Fund will be subject to the following principal risks:

Market Risk. The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Dividend Strategy Risk. The Fund’s focus on dividend-paying stocks could cause it to underperform relative to funds that invest without consideration of a company’s track record of paying dividends. An issuer of a stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels or increase over time. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. Changes in the dividend policies or capital resources of companies in which the Fund invests may affect the Fund’s ability to generate income.

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Equity Securities Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on negative developments in the U.S. or global economies. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. The price of a company’s stock may decline if the company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Economies and financial markets throughout the world have become interconnected which increases the possibility that economic, financial, or political events in one country, sector or region could have potentially adverse effects on global economies or markets. Russia’s military invasion of Ukraine, the responses and sanctions by other countries, and the potential for wider conflicts, could continue to have adverse effects on regional and global economies and may further strain global supply chains and negatively affect global growth and inflation. Policy changes by the U.S. government and/or Federal Reserve and political events with the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, may affect investor and consumer confidence, and adversely impact the financial markets.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of an infectious respiratory illness caused by a novel coronavirus, known as COVID-19, and efforts to contain its spread, have resulted, and may continue to result in labor shortages, supply chain disruptions, lower consumer demand for certain products and services, and significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment.

Mid-Cap Company Risk. The earnings and prospects of medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Covered Call Option Risk. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Advisor is incorrect in its price expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security but continue to bear the risk of a decline in the value of the underlying stock.

Active Management and Selection Risk. The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

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Distribution Risk. The Fund seeks to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Tax Risk. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Market Disruptions Risk. The Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

Changes in Trade Negotiations Risk. In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.

Highly Volatile Markets Risk. The prices of instruments in which the Fund may invest are influenced by numerous factors, including interest rates, currency rates, default rates, governmental policies and political and economic events (both domestic and global). Moreover, political or economic crises, or other events may occur that can be highly disruptive to the markets in which the Fund may invest. In addition, governments from time to time intervene (directly and by regulation), which intervention may adversely affect the performance of the Fund and its investment activities. The Fund is also subject to the risk of a temporary or permanent failure of the exchanges and other markets on which its investments may trade. Sustained market turmoil and periods of heightened market volatility make it more difficult to produce positive trading results, and there can be no assurance that the Fund’s strategies will be successful in such markets.

U.S. Debt Ceiling and Budget Deficit Risks. U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. Although U.S. lawmakers have historically passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. In August 2023, Fitch Ratings Inc., downgraded the U.S. credit rating to AA+ from AAA, citing fiscal deterioration over the next three years and close encounters with default due to ongoing political dysfunction. The impact of a U.S. default on its obligations or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global

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financial markets and economic conditions. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

PERFORMANCE INFORMATION

The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class shares performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. The Fund acquired all of the assets and liabilities of the Cantor Fitzgerald Equity Dividend Plus Fund (the “Surviving Fund”) and the Cantor FBP Appreciation & Income Opportunities Fund (together with the Surviving Fund, the “Predecessor Funds”), each a series of Williamsburg Investment Trust in tax-free reorganizations on July 28, 2023 (the “Reorganizations”). In connection with the Reorganizations, shares of each Predecessor Fund were exchanged for Institutional Class shares of the Fund. The Surviving Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance of the Surviving Fund shares, which are the Institutional Class shares of the Fund. Although Class A shares have similar annual returns to Institutional Class shares because the classes are invested in the same portfolio of securities, the returns for Class A shares are lower than Institutional Class shares because Class A have higher expenses than Institutional Class shares.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at https://equitydividendplusfund.cantorassetmanagement.com/.

You may obtain the Fund’s most recently available month-end performance by calling 1-833-764-2266 or 1-855-9-CANTOR (1-855-922-6867) by visiting the Fund’s website at https://equitydividendplusfund.cantorassetmanagement.com/.

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Calendar year-by-year total return (Institutional Class)

During the periods illustrated in this bar chart, the Fund’s shares highest quarterly return was 17.93% for the quarter ended December 31, 2020, and its lowest quarterly return was -28.92% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2025

	1 year	5 years	10 years or lifetime
Institutional Class Return Before Taxes	11.77%	10.38%	9.35%
Institutional Class Return After Taxes on Distributions	9.04%	8.05%	7.48%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	8.68%	7.91%	7.25%
Class A Shares Return Before Taxes	5.11%	N/A*	8.44%*
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)**	17.88%	14.42%	14.82%
Russell 1000 Value (reflects no deduction for fees, expenses, or taxes)***	15.91%	11.33%	10.53%
*	Class A commenced on July 31, 2023.
**	Standard & Poor’s 500® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global. All rights reserved. The primary index was changed from Russell 1000 Value Index to the S&P 500 Index because the latter is a broader-based market index. The Russell 1000 Value Index is now used as a secondary benchmark, because the Advisor believes it represents the portion of the market in which the Fund invests.
***	Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

After-tax performance is presented only for Institutional Class shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

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MANAGEMENT OF THE FUND’S PORTFOLIO

The Fund’s investment adviser is Cantor Fitzgerald Investment Advisors, L.P. The individuals listed below are jointly and primarily responsible for day to day management of the Fund’s portfolio.

Portfolio manager	Title with the Advisor	Start date on the Fund
John T. Bruce, CFA	Senior Managing Director	Since Inception
David J. Marshall, CFA	Senior Managing Director	2011
Norman D. Darden III, CFA	Senior Managing Director	2011
J. Scott Morrell, CFA	Senior Managing Director	2011

PURCHASE AND SALE OF FUND SHARES

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class shares (except those shares purchased through an automatic investment plan), there is no minimum initial or subsequent purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

The Fund’s shares are available for purchase and are redeemable on any business day through your broker-dealer and directly from the Fund by mail, facsimile, telephone, or bank wire. Purchase and redemption orders by mail should be sent to Cantor Fitzgerald Equity Dividend Plus Fund, c/o Ultimus Fund Solutions, LLC, via Regular Mail: P.O. Box 46707, Cincinnati, Ohio 45246 or via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Please call the Fund at 1-833-764-2266 to conduct telephone transactions or to receive wire instructions for bank wire orders. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). Distributions on investments made through a tax deferred arrangement will generally be taxed upon withdrawal of assets from those accounts.

PAYMENTS TO BROKER-DEALERS AND
OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, and its related companies, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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